                          DEBT STRATEGIES FUND II, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of common stock of Debt Strategies Fund II, Inc. (the "Fund"), held of record by the undersigned on June 27, 2000 at the Annual Meeting of Stockholders of the Fund to be held on August 23, 2000 or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

      By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

      Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

      To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.
2)    Call 1-800-643-3168.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

      To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

      TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK           KEEP THIS PORTION
INK AS FOLLOWS:                                          FOR YOUR RECORDS

      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND         DETACH AND RETURN
DATED                                                    THIS PORTION ONLY

      Please mark boxes [_] or [X] in blue or black ink.

         Vote on Proposal

1. To approve the Agreement and Plan of Merger between the Fund, Debt Strategies Fund, Inc. and Debt Strategies Fund III, Inc.

               FOR  [_]         AGAINST [_]         ABSTAIN [_]

2.    ELECTION OF   FOR all nominees listed below       WITHHOLD AUTHORITY
      DIRECTORS     (except as marked to the contrary   to vote for all nominees
                    below) [_]                          listed below [_]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Arthur Zeikel and Edward D. Zinbarg.

3. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

               FOR  [_]         AGAINST [_]         ABSTAIN [_]

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.


                                        Please sign exactly as name appears
                                        hereon. When stock is held by joint
                                        tenants, both should sign. When signing
                                        as attorney or as executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.

                                        Dated:                          , 2000
                                              --------------------------

                                        X
                                        --------------------------------------
                                              Signature

                                        X
                                        --------------------------------------
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                          DEBT STRATEGIES FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY
           This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of common stock of Debt Strategies Fund, Inc. (the "Fund"), held of record by the undersigned on June 27, 2000 at the Annual Meeting of Stockholders of the Fund to be held on August 23, 2000 or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

     By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

      Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

      To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.
2)    Call 1-800-643-3168.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

      To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

      TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK           KEEP THIS PORTION
INK AS FOLLOWS:                                          FOR YOUR RECORDS

      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND         DETACH AND RETURN
DATED                                                    THIS PORTION ONLY

      Please mark boxes [_] or [X] in blue or black ink.

         Vote on Proposal

1. To approve the Agreement and Plan of Merger between the Fund, Debt Strategies Fund II, Inc. and Debt Strategies Fund III, Inc.

               FOR  [_]         AGAINST [_]         ABSTAIN [_]


2.   ELECTION OF   FOR all nominees listed below       WITHHOLD AUTHORITY
     DIRECTORS     (except as marked to the contrary   to vote for all nominees
                   below) [_]                          listed below [_]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Arthur Zeikel and Edward D. Zinbarg.

3. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

               FOR  [_]         AGAINST [_]         ABSTAIN [_]

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.


                                        Please sign exactly as name appears
                                        hereon. When stock is held by joint
                                        tenants, both should sign. When signing
                                        as attorney or as executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.

                                        Dated:                          , 2000
                                              --------------------------

                                        X
                                        --------------------------------------
                                              Signature

                                        X
                                        --------------------------------------
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                        DEBT STRATEGIES FUND III, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of common stock of Debt Strategies Fund III, Inc. (the "Fund"), held of record by the undersigned on June 27, 2000 at the Annual Meeting of Stockholders of the Fund to be held on August 23, 2000 or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

      By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

      Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

      To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.
2)    Call 1-800-643-3168.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

      To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

      TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK           KEEP THIS PORTION
INK AS FOLLOWS:                                          FOR YOUR RECORDS

      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND         DETACH AND RETURN
DATED                                                    THIS PORTION ONLY

      Please mark boxes [_] or [X] in blue or black ink.

         Vote on Proposal

1. To approve the Agreement and Plan of Merger between the Fund, Debt Strategies Fund, Inc. and Debt Strategies Fund II, Inc.

               FOR  [_]         AGAINST [_]         ABSTAIN [_]

2.    ELECTION OF   FOR all nominees listed below       WITHHOLD AUTHORITY
      DIRECTORS     (except as marked to the contrary   to vote for all nominees
                    below) [_]                          listed below [_]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Arthur Zeikel and Edward D. Zinbarg.

3. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

               FOR  [_]         AGAINST [_]         ABSTAIN [_]

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.


                                        Please sign exactly as name appears
                                        hereon. When stock is held by joint
                                        tenants, both should sign. When signing
                                        as attorney or as executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.

                                        Dated:                          , 2000
                                              --------------------------

                                        X
                                        --------------------------------------
                                              Signature

                                        X
                                        --------------------------------------
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.